Jones Lang LaSalle®

Real value in a changing world

Investor Presentation December 2010 Exhibit 99.1

Forward looking statements

Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans and objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under “Business,”
“Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,”
“Quantitative and Qualitative Disclosures about Market Risk,” “Cautionary Note Regarding Forward-Looking
Statements” and elsewhere in Jones Lang LaSalle’s Annual Report on Form 10-K for the year ended December 31,
2009 and in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company’s Board of Directors.  Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-
looking statements contained herein to reflect any change in Jones Lang LaSalle’s expectations or results, or any change in events.
© Jones Lang LaSalle IP, Inc. 2010. All rights reserved. No part of this publication may be reproduced by any means, whether graphically, electronically, mechanically or otherwise howsoever, including without limitation photocopying and recording on magnetic tape, or included in any information store and/or retrieval system without prior written permission of Jones Lang LaSalle IP, Inc.

YTD 2010 FY 2009 FY 2008 (2)
Americas 42% 42% 35%
EMEA 25% 26% 32%
Asia Pacific 23% 22% 20%
LaSalle Investment Mgmt. 10% 10% 13%
Consolidated 100% 100% 100%
Property &
Facility
Management
25%
Project &
Development
Services
13%
LaSalle
Inv.
Mgmt.
10%
Advisory
Consulting &
Other 12%
Leasing
32%
Capital
Markets
8%
United
States 43%
United
Kingdom
10%
Continental
Europe
17%
Greater
China
6%
Developing &
Other Countries
10%
Japan  4%
India 3%
Australia
7%
Jones Lang LaSalle
(1)
Excludes equity losses
(2)
Includes Staubach revenue commencing July 11, 2008
2009 Revenue = $2.5 billion
Leading integrated services and investment management firm
… And Global Market Reach
Diversified Service Lines…
•
Leading global market positions bolstered by over
30 mergers and acquisitions since 2005
•
Corporate Outsourcing drives growth and provides
annuity revenue
•
LaSalle Investment Management - a premier global
investment manager winning new mandates
•
Cash generating business model with low leverage
balance sheet
Revenue by Segment (1)

YTD Q3
2010
YTD Q3
2009
Revenue $2.0B $1.7B
% change in local currency 17% (6%)
Net Income $69M ($56M)
Adjusted Net Income
(1)
$81M $15M
Earnings Per Share $1.57 ($1.50)
Adjusted Earnings Per Share
(1)
$1.83 $0.40
EBITDA $179M $42M
Adjusted EBITDA
(1)
$194M $126M
Market Capitalization $3.7B $2.0B
Demonstrating competitive strength
•
Leasing revenue up by more than 20% in all
regions YTD; EMEA up 34% YTD
•
Property & Facility Management currently 25% of
global revenue
•
LaSalle Investment Management has raised more
than $5 billion in net capital commitments YTD
•
Adjusted operating income margin of 7.2% vs.
4.3% in 2009
YTD Q3 2010 Highlights
Financial Scorecard
(1)
Adjusted for restructuring and non-cash co-investment charges

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Jones Lang LaSalle

Asia Pacific
Steady Broad-based Recovery in Revenue
Note: % reflects change in local currency terms over YTD Q3 2009
($ in millions;
% change in local currency )
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Project &
Development Services
Advisory, Consulting
& Other
Total RES
Operating Revenue
$410.2
$49.0
$182.7
$110.8
$80.1
$832.8
27%
97%
24%
4%
1%
21%
$133.4
$89.3
$102.3
$82.8
$83.6
$491.4
34%
34%
13%
16%
5%
20%
$97.1
$52.3
$214.4
$44.7
$46.8
$455.3
36%
55%
3%
33%
2%
16%
$640.7
$190.6
$499.4
$238.3
$210.5
$1,779.5
30%
52%
12%
8%
2%
19%
Total RES
Revenue
YTD Q3 2010 Real Estate Services

Solid Cash Flows and Balance Sheet Position
•
Strong cash from earnings growth
•
Paid first deferred Staubach obligation
of $76 million
(2)
•
Renewed and extended credit facility
-
Capacity increased to $1.1 billion,
previously $840 million
-
Maturity extended to September 2015
•
Investment grade ratings affirmed:
Standard & Poor’s:
BBB-
Moody’s Investor Services:
Baa2
YTD Q3 2010 Highlights
Cash Flows
YTD Q3
2010
YTD Q3
2009
Cash from Earnings $192 $135
Working Capital (84) (91)
Cash from Operations $108 $44
Primary Uses
Capital Expenses
(1)
(23) (31)
Acquisitions & Deferred Payment Obligations (113) (15)
Co-Investment (25) (26)
Dividends (4) (4)
Net Cash Outflows ($165) ($76)
Net Share Activity & Other Financing (27) 192
Net Debt  (Borrowings) / Repayments ($84) $160
Balance Sheet
Q3 2010 Q3 2009
Cash $72 $57
Short Term Borrowings 29              57
Credit Facility 253 292
Net Bank Debt $210 $292
Deferred Business Obligations 299           392
Total Net Debt $509 $684
($ in millions)
(1)
YTD Capital Expenditures for 2010 and 2009 net of tenant improvement allowances received were $22 million and $25 million, respectively
(2)
$78 million due less $2 million deferred in accordance with the merger agreement

(Outlook: Stable)
(Outlook: Stable)

Steady cyclical recovery continues
Capital Markets Leading Real Estate Fundamentals
Americas
EMEA
Asia Pacific
As of Q3 2010
Capital Values
Leasing Fundamentals
London,
Washington DC
Paris, Seoul
Beijing
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Value
bottoming out
Capital Value
falling
Hong Kong
Detroit
Brussels, Dallas
Shanghai
Amsterdam, Milan,
Mumbai, Sydney
Moscow, New York,
Sao Paulo
Chicago, San Francisco,
Singapore, Toronto
Berlin, Philadelphia,
Stockholm, Tokyo
Paris, Stockholm
Beijing,
Hong Kong
London
,
Shanghai
Milan
Chicago, Rome,
Seoul
Rental growth
slowing
Rental growth
falling
Rental
growth
accelerating
Rents
bottoming
out
Detroit
Los Angeles,
New York
Brussels
Amsterdam, Atlanta,
Dallas
Berlin, Mumbai,
San Francisco,
Sydney, Tokyo
Moscow, Singapore,
Washington DC

The Jones Lang LaSalle Property Clocks
SM

Jones Lang LaSalle
Global strategy for renewed growth
G5
G1
G2
G4
G3
Build our leading local and regional market positions
Grow our leading positions in Corporate Solutions
Capture the leading share of global capital flows for investment sales
Strengthen LaSalle Investment Management’s leadership position
Connections: Differentiate by connecting across the firm, and with clients

Full productivity revenue of over $750 million
Acquisitions Since 2005 Growing Market Share
EMEA
Americas
Asia
Pacific
RL Davis
Leechiu
Creer
NSC
Sallmanns
Shore Industrial
Meghraj
Rogers Chapman
Littman Partnership
RSP Group
Area Zero
Hargreaves Goswell
Troostwijk Makelaars
KHK Group
Camilli & Veiel
GVA
Upstream
Tetris
Creevy LLH Ltd.
Brune
Alkas
Kemper’s
Churston Heard
Staubach
Spaulding & Slye
Zietsman
Klatskin
CRA
Standard Group
ECD
HIA TCF
Strengthening
our platform
and
connecting
our people
Asset Realty Managers
G1
•
Middle Market Corporate Solutions
•
Leasing
•
Capital Markets
•
Property Management
•
Project & Development Services
•
Retail
•
Industrial
•
Energy & Sustainability Services
•
Infrastructure
Market share growth
Product and services expansion

$125
$227
$241
$133
$247
$373
$108
$173
$500
2007
2008
2009

$104
$339
$114
$60
$196
$61
$58
$107
$38
2007
2008
2009

Jones Lang LaSalle

YTD Q3 2010:      52% in local currency
(1)
Capturing incremental revenue
Local and Regional Services
Asia Pacific
EMEA
Americas
$593
$781 $753
$557
$317
$203
G1
($ in millions)
YTD Q3 2010:      29% in local currency
(1)
Full Year Comparison
(1)
Compared to YTD Q3 2009
Full Year Comparison
($ in millions)
Leasing Capital Markets

Leading position with unique expertise across services & geographies
•
Accelerate new client wins and innovate for existing clients to broaden relationship
- 47 new wins, 31 expansions and 44 renewals in 2009
- 170 million sq ft added; 34% increase from December 31, 2008
•
Target new industry segments for continued market share growth
- Replicate Financial/Pharma/IT success
Global Corporate Solutions
Integrated
Facility
Management
Transaction
Management
Project
Management
Lease
Administration
Mobile
Engineering
Energy &
Sustainable
Services
Strategic
Consulting
Corporate
Finance /
CMG
Client
Relationship
Management
G2
Corporate
Retail
Services
YTD September 2010 Update
•
Property & Facility Management revenue up
12% in local currency vs. Q3 2009 YTD
•
38 new wins, 22 expansions and 21 renewals
•
Project & Development Services revenue up 8%
vs. Q3 2009 YTD; corporates starting to re-open
capital expenditure budgets

($ in billions)
350
300
250
200
150
100
50
0
Americas
Europe
Asia Pacific
+90%
+30%
+15-25%
2005
2006
2007
2008
2009
2010 Forecast

Connecting clients to innovative solutions
Development & Construction Management
Strategic Review
Research on Local Markets
Receivership Services
Loan Restructuring & Debt Advisory
Planning & Developing
Property & Asset Management
Leasing
Investment Sales

JONES LANG LASALLE

YTD September 2010
Update
Capture Global Capital Flows for Investment Sales
Positioned to leverage leading share as markets recover
G3
Source: Jones Lang LaSalle
35-40% growth in investment volumes projected in 2010
•
Volumes continuing cyclical recovery
•
Demand high for core products;
supply remains constrained
•
Global Hotels business gaining
momentum

LaSalle Investment Management G4
Our # 1 priority: To deliver competitive investment performance
Product
Assets Under
Management
($ in billions)
Average
Performance
Private Equity
U.K. $10.2 Above benchmark
Continental Europe $3.9 Return +1x equity
North American $12.4 Above benchmark
Asia Pacific $6.6 Return +1x equity
Public Securities $7.1 Above benchmark
Total AUM $40.2 B
Context
•
Our track record is everything!
•
It’s easy to invest, but it’s hard to invest prudently
Impact
•
Reputation intact, client loyalty has
strengthened
•
Capital raising YTD Q3 2010: $5.3 B net
-
Royal Mail takeover: £1.6 B + £300 M
new investment
-
$1.6 B for a new U.S. fund

- **Built a global platform**: Favors major institutional markets, serves international investors & supports public and private investing
- **Expertise developed across**: Core, value add, opportunistic private investing across major property types
- **Consistent client service delivery system - worldwide**
- **Fully integrated global management team, compensation linked to growth in high-margin advisory revenue**
- **Results**: Ability to weather global property cycles, annuity revenue growth → financial stability, achieved scalable operations

JONES LANG LASALLE

$29.8 B $40.6 B $49.7 B $46.2 B AUM
($ millions)
$37.6 B $21.5 B $24.1 B $23.2 B
2002 to 2009 Advisory Fee Compound Annual Growth Rate  = 16%
LaSalle Investment Management G4
Accomplishments: 2000 - Present
$40.2 B
Q3 Year-To-Date
Comparison

$83.4
$92.2
$101.4
$127.9
$178.1
$245.1
$277.9
$180.1
$176.2
$0
$50
$100
$150
$200
$250
$300
2002 2003 2004 2005 2006 2007 2008 Q3 YTD 2009 Q3 YTD 2010

•
Large, financially and operationally stable global companies will gain market share
•
M & A likely to reshape the landscape
•
Developed countries will be favored for new investment
•
Investors will favor lower risk investments
•
Retail (HNW) capital will increase in importance
•
Private equity funds may be smaller; investor preference for larger separate account relationships
•
Fee structures likely to undergo further scrutiny / change
•
Governance / compliance will ascend in importance
•
Stay the course re: organic growth priorities
-
Deepen relationships with major institutional investors across products, markets
-
Customize investment programs
•
Capitalize on core open-end fund products
•
Establish KAG to access HNW German retail deposits
•
Build a business in China
•
Catalyze growth with strategic acquisitions
-
Current business stable and profitable
-
Strong corporate balance sheet
•
Bolster our securities business by forming JVs with attractive distributors
LIM
Priorities
Current
Industry
Trends
LaSalle Investment Management G4
Current industry trends & LIM priorities

Client First
www.joneslanglasalle.com
G5
Technology
JLL OneView
Connecting Across the Firm and With Clients
Technology enabling value added connections

Connecting
JLL to add
value for
clients
JLL
Brand
Market
Knowledge &
Experience
Thought
Leadership &
Research
Colleagues
Sharing
Relationships
Extensive
Capabilities
& Products

EUROMONEY Real Estate Awards 2009

2010 WORLD'S MOST ETHICAL COMPANIES
WWW.ETHISPHERE.COM

2010 The Global Outsourcing 100 IAOP

ENERGY STAR AWARD 2010
PARTNER OF THE YEAR

FORTUNE 2009 WORLD'S MOST ADMIRED COMPANIES

Hewitt Best Employers in Middle East 2009

2008 GLOBAL PERE AWARDS
Global Firm of the Year

Jones Lang LaSalle

Premier Leading Global Platform
•Approximately 180 offices in over 60 countries worldwide
•Research-driven global investment management business
•Client demands for global expertise satisfied by few providers
Jones Lang LaSalle
Setting the industry standard for real estate service companies
Positioned for Short and Long Term Success
•Premier and expanding position in the corporate outsourcing space
•Expand share in local markets
•Leading global investment management business
Solid Financial Strength and Position
•Diversified revenues by service line and geography
•Solid balance sheet with investment-grade ratings
•Strong global platform positioned for opportunity & market recovery

Appendix 18

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JONES LANG LASALLE

Asia Pacific
Q3 2010 Real Estate Services Revenue
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Project &
Development Services
Advisory, Consulting
& Other
Total RES
Operating Revenue
$152.6
$25.2
$62.6
$40.7
$28.0
$309.1
38%
127%
20%
16%
6%
29%
$47.8
$31.1
$32.6
$29.2
$28.6
$169.3
42%
11%
6%
20%
8%
18%
$35.2
$18.3
$75.6
$19.2
$16.7
$165.0
21%
13%
5%
69%
8%
15%
$235.6
$74.6
$170.8
$89.1
$73.3
$643.4
36%
34%
10%
25%
22%
Total RES
Revenue
2%
($ in millions; % change in local currency over Q3 2009)
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).

Jones Lang LaSalle and The Staubach Company closed the
transaction to merge operations on July 11, 2008
•
Staubach to receive guaranteed payments of $613 million, plus additional earn out opportunities of up to $114 million based on performance milestones
-
$223 million consideration at close
-
$123 million paid in cash, $100 million paid in Jones Lang LaSalle stock
-
$390 million of deferred payments (present value $339 million)
-
1
st
payment = $78m (paid August 2010 per contract terms), 2
nd
payment = $156m (August 2011),
3
rd
payment = $156m (August 2013)
(1)
•
Approximately $8 million of intangible asset amortization remaining
-
Less than $2 million anticipated in 2010
•
Approximately $2 million of P&L integration expense expected in 2010
Staubach Acquisition - Transaction Overview
(1)
2nd payment can be deferred an additional 12 months based on performance

London,
Washington DC
Paris, Seoul
Hong Kong,
Shanghai
Beijing
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Value
bottoming out
Capital Value
falling
Americas
EMEA
Asia Pacific
Hong Kong
Detroit
Brussels, Dallas
Shanghai
Capital Values
Q3 2009 Q3 2010
Capital Value
growth slowing
Capital Value
falling
Capital Value
growth
accelerating
Capital Value
bottoming out
Singapore, Toronto
As of Q3 2010
Amsterdam, Milan, Sao Paulo,
Sydney
Berlin, Mumbai,
New
York, San Francisco
Stockholm
Brussels, Moscow,
Paris, Washington DC
Amsterdam, Milan,
Mumbai, Sydney
Moscow, New York,
Sao Paulo
Chicago, San Francisco,
Singapore, Toronto
Beijing, London,
Seoul
Berlin, Philadelphia,
Stockholm, Tokyo
Detroit, Philadelphia
Chicago, Dallas
Tokyo

The Jones Lang LaSalle Property Clocks
SM

Paris, Stockholm
Americas
EMEA
Asia Pacific
Leasing Market Fundamentals
Q3 2009
London, Sydney
Amsterdam, Berlin,
Dallas, Milan,
San Francisco
Los Angeles, New York
Hong Kong,
Mumbai
Atlanta, Detroit, Seoul
Shanghai
Q3 2010
Beijing,
Hong Kong
London
,
Shanghai
Milan
Chicago, Rome,
Seoul
Detroit
Los Angeles,
New York
As of Q3 2010
The Jones Lang LaSalle Property Clocks
SM
Brussels
Amsterdam, Atlanta,
Dallas
Berlin, Mumbai,
San Francisco,
Sydney, Tokyo
Moscow, Singapore,
Washington DC
Chicago, Rome
Stockholm,
Washington DC
Brussels,
Singapore
Beijing, Paris
Moscow, Tokyo

Rental growth
slowing
Rental growth
falling
Rental
growth
accelerating
Rents
bottoming
out
Rental growth
slowing
Rental growth
falling
Rental
growth
accelerating
Rents
bottoming
out

$13.7
$176.2
$3.3
$61.7
Q3 2010
YTD 2010
Transaction & Incentive Fees
Advisory Fees

JONES LANG LASALLE

Note: % reflects change in local currency terms over comparable period in the prior year
($ in millions)
Separate Account
Management
(Firm’s co-investment =
$17.0M)
•
$19.0 billion of assets
under management
(16% increase from 2009)
(1)
AUM data reported on a one quarter lag
Fund Management
(Firm’s co-investment =
$160.0M)
•
$14.1 billion of assets
under management
(13% decline from 2009)
Public Securities
(Firm’s co-investment =
$0.1M)
•
$7.1 billion of assets
under management
(42% increase over 2009)
Q3 2010 Statistics
(1)
Q3 2010 YTD 2010
New Separate Accounts Mandates $500 $4,200
Net New Equity for Funds and Public Securities 500 1,100
Net New Capital Commitments $1,000 $5,300
Total AUM $40.2 billion
Operating Revenue
1%
5%
Capital Raising Summary
A premier global investment manager
LaSalle Investment Management

Separate Account
Management
(Firm’s co-investment =
$17.0M)
•
$19.0 billion of assets
under management
(16% increase from 2009)
•
Advisory fees
•
Transaction fees
•
Incentive fees
•
Equity earnings
(1)
AUM data reported on a one quarter lag.
Fund Management
(Firm’s co-investment =
$160.0M)
•
$14.1 billion of assets
under management
(13% decline from 2009)
•
Advisory fees
•
Incentive fees
•
Equity earnings
Public Securities
(Firm’s co-investment =
$0.1M)
•
$7.1 billion of assets
under management
(42% increase over 2009)
•
Advisory fees
Description Q3 2010 Statistics
(1)
Typical Fee
Structure
Europe Private
Equity
$14.1 35.1%
North American
Private Equity
$12.4 30.8%
Asia Pacific Private
Equity
$6.6 16.4%
Total Private
Equity
$33.1 82.3%
Total Public
Securities
$7.1 17.7%
Total AUM $40.2 100%
Product
Assets Under
Management
%
($ in billions)
A premier global investment manager
LaSalle Investment Management

($ in millions)
Reconciliation of GAAP Net Income (Loss) to
Adjusted Net Income

2010 2009 2010 2009
GAAP net income (loss) 37.1 $      19.8 $      69.1 $      (56.1) $
Shares (in 000's) 44,089 43,300 44,064 37,432
GAAP earnings (loss) per share 0.84 $      0.46 $      1.57 $      (1.50) $
GAAP net income (loss) 37.1 $      19.8 $      69.1 $      (56.1) $
Restructuring, net of tax 0.3 3.6 4.2 31.1
Non-cash co-investment charges, net of tax 0.7 3.2 7.4 40.4
Adjusted net income 38.1 $      26.6 $      80.7 $      15.4 $
Shares (in 000's) 44,089 43,300 44,064 38,880
Adjusted earnings per share 0.86 $      0.61 $      1.83 $      0.40 $
Three Months Ended
September 30,
Nine Months Ended
September 30,
Note: Basic shares outstanding are used in the calculation of GAAP EPS for the nine months ending September 30, 2009, as the use of dilutive shares outstanding would cause that EPS calculation to be anti-dilutive.

($ in millions)
Reconciliation of GAAP Net Income (Loss) to
EBITDA and Adjusted EBITDA

2010 2009 2010 2009
Net income (loss) 37.1 $        19.8 $        69.1 $        (56.1) $
Interest expense, net of interest income 11.5 16.3 35.7 43.6
Provision (benefit) for income taxes 11.1 3.5 20.8 (9.8)
Depreciation and amortization 17.7 18.7 53.0 64.6
EBITDA 77.4 $        58.3 $        178.6 $      42.3 $
Non-cash co-investment charges 0.9 3.7 9.6 47.5
Restructuring 0.4 4.2 5.5 36.6
Adjusted EBITDA 78.7 $        66.2 $        193.7 $      126.4 $
Three Months Ended
September 30, September 30,
Nine Months Ended